KALMAR
    POOLED
INVESTMENT
     TRUST
----------

                                       KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                                          REPORT FROM MANAGEMENT
                                                                   JULY 20, 2002

DEAR FELLOW SHAREHOLDERS AND FRIENDS:

This letter will review your Fund's investment results for the second quarter and first six months of 2002 and will also offer Kalmar's views on the current investment outlook.

SECOND QUARTER AND SIX MONTHS ENDED, JUNE 30, 2002.

U.S. stocks had their biggest First Half loss since the 1970's and led a global equity decline, reflecting in part growing distrust of companies, their executives and accountants. This distrust has amplified concerns about the slow recovery and its ability to raise earnings. As if these worries weren't enough, the U.S. Dollar had its biggest drop since the October to December period of 1987 and perceived terrorist threats mounted. Almost one in every ten stocks in the S&P 500, for example, fell by half or more.

Looking more closely, during the Second Quarter the broad U.S. market as measured by the Russell 3000 suffered one of its worst quarterly losses ever (-13.2%). Only three quarters in the 23 year history of this index were worse:
Last year's third quarter (-15.6%), reacting to the shock of 9/11; third quarter 1990 (-15.2%), when Iraq invaded Kuwait; and fourth quarter 1987 (-23%), which included the "Black Monday" crash. But unlike these event-driven declines, last quarter's erosion took place with sickening daily persistence, gaining downward momentum progressively, with the month of June being the worst. Unfortunately, as you know, this downward momentum has continued unabated into July.

June's decline punished all areas of the equity market (except, lugubriously, for gold stocks and short strategies), with none of the conventional market indexes able to post positive returns for the month. As was also the case for the first six months of 2002, generally speaking, the smaller the company's market capitalization and the more value-oriented its stock price, the less the pain in June as well.

Happily, however, if there was good news -- as can be seen from the statistics below -- it was that Kalmar's valuation sensitive growth approach produced smaller losses for your Fund than any of the market indexes we would appropriately be compared against -- particularly the growth indexes. Indeed, over most timeframes looking backward, your Fund has outperformed the relevant indexes. Even more meaningfully, looking at Kalmar's separately managed accounts over all the five full market cycles comprising our firm's 20-year history, we have never not outperformed.

                                 SECOND       SIX                MARKET TOP                           SINCE
                                 QUARTER     MONTHS    1 YEAR    TO PRESENT*   3 YEARS   5 YEARS   INCEPTION**
                                 -------     ------    ------    -----------   -------   -------   -----------
Kalmar Fund                       (5.27)     (4.17)     (4.90)       4.56       17.54     31.92      58.83
Russell 2000                      (8.35)     (4.70)     (8.60)     (17.38)       5.09     24.28      43.29
--------------------------------------------------------------------------------------------------------------
Russell 2000 Growth              (15.70)    (17.35)    (25.00)     (52.34)     (26.19)    (9.52)      5.46
--------------------------------------------------------------------------------------------------------------
S&P 500                          (13.37)    (13.22)    (18.04)     (25.43)     (25.16)    19.56      40.09
Nasdaq Composite                 (20.71)    (24.98)    (32.30)     (68.85)     (45.53)     1.47      18.40

  * Cumulative Return from 2/29/00 to 6/30/02
 ** Inception Date: April 11, 1997

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

Producing smaller negative returns for shareholders when the market is rocky only makes us happy in a short-term relative sense. Nevertheless, historically that has been one of the benefits of Kalmar's "all weather" growth approach. Besides, the ability to protect assets well on the downside of a market cycle is an obviously important aspect to producing superior full cycle positive returns.

The genesis of Kalmar's full cycle outperformance has come not because we can outguess the unfolding macro-economy or the market itself. Despite the multitude of pretenders, we don't know anyone who can do that consistently. Rather, it is produced by the solid grounding and essential productivity of our investment approach, combined with intense hands-on research in the less efficient universe of small and mid-cap companies. We seek to discover and own top-notch, innovative, growth businesses while simultaneously paying inefficient to undervalued prices for their stocks. This affords a double appreciation opportunity: to profit from both the compounding business value of rapid company growth and the complementary upward revaluation of the stocks themselves. Over reasonable stretches of time, this creates the opportunity to produce both higher reward along with lower risk. That is indeed the double objective of Kalmar's "Growth-with-Value" approach.

Our efforts to control risk in the interest of better long-term returns has been recognized by the Lipper mutual fund rating organization. Your Fund continues to be awarded the Lipper Leader accolade for its superior consistency of return within the Small Cap Growth category. And equally positive, your Fund maintained its overall Four Star Rating from Morningstar under their new rating methodology which saw many funds ratings change.

PERFORMANCE AND SECTORAL ATTRIBUTION. (Remember that Kalmar does not invest top-down sectorally.)

Kalmar outperformed the Russell 2000 (and the Russell 2000 Growth dramatically) by losing less in June, the second quarter and year-to-date. For the month of June, as well as in the full second quarter, we were most advantaged relatively by our "overweight" in the Retail and Health Care sectors in that order, where our individual companies delivered well as businesses and their stocks, seen as groups, barely declined versus significant declines in the index stocks. Our Technology sector "overweight" was our biggest relative detractor in the second quarter, as it has been year-to-date as well. Despite that, our individual technology companies again delivered comparatively well as businesses in a worse-than-anticipated, very weak final demand environment -- and as stocks declined only about half as much as the index stocks.

Looked at on a six-month basis, our positive and negative contributors sectorally were quite similar to the second quarter's experience, as already mentioned above. But seen over this slightly longer time frame, our Technology "overweight" hurt us more relative to the index. As well, in the first quarter our specific Health Care holdings were a mild negative influence on our relative returns in contrast to their positive influence in the second quarter.

Still and all, Kalmar's 4.17% negative return in the first half of 2002 looks pretty good compared with the negative 17.35% return of the Russell 2000 Growth index and the negative 14.74% of the Lipper Small Cap Growth Fund Index.

Generally speaking, protecting Fund assets better through the first six months of 2002 has been a function of owning more solid, better positioned growth businesses, trading as stocks at more reasonable to more inefficient valuations for seasoned names, or purchased at more undervalued levels for new portfolio additions.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

FIRST HALF BEST AND WORST PERFORMERS, PORTFOLIO ACTIVITY.

From an individual company perspective -- which is of course how Kalmar invests, bottom-up stock by stock -- our best relative contributor for the first half of 2002 was PETsMART, a reinvigorated pet supply superstore chain, that as a stock was getting insufficient credit for major operational improvement that we believe will continue to produce dynamic earnings gains for several years. Indeed, specialty retailers accounted for five of our ten strongest stocks so far this year. In addition to PETsMART, they included Tractor Supply, Fred's Inc., and Michaels Stores. All are benefiting from unique company-specific growth dynamics, niche positioning in everyday-low-price necessary products, as well as their obvious exposure to consumer spending -- the strongest sector of the U.S. economy recently.

By way of illustration that winners can be found even in the midst of today's dreadful technology demand drought, Benchmark Electronics was our second biggest contributor to returns. As a business Benchmark is sharply outperforming its Electronics Manufacturing Service peers by showing strong sequential growth despite weak overall tech spending, and as a stock had been trading at a conspicuously cheap valuation for a top-notch company.

Our worst performers for the first half of 2002 came from a diverse mix of sectors, bespeaking the challenging economic conditions and slow paced recovery. Most experienced some operational or competitive disappointments or postponements in their growth. By and large, most remain fundamentally appealing businesses which will grow strongly again in an acceptably short time frame. These we continued to hold. On the other hand, if longer term fundamentally troublesome issues surfaced, we sold the stocks outright.

Polycom was our worst decliner in terms of relative impact on returns. It is the leading videoconferencing equipment vendor and suffered from slowing enterprise spending, as well as from temporary loss of market share at the higher end of its product slate. Among our other large detractors were: Mobile Mini (portable storage containers), Maximus (state and local human services), Tekelec (telecom signaling technology), and Keane (information technology services).

Occasionally in a bear market great businesses with flawless execution get tarred with their competitors' failings and with big picture worries that likely won't apply to them. Such was the case with AmeriCredit, the leading sub-prime auto lender, which has continued to grow robustly through the recession with no credit deterioration, yet was one of Kalmar's bigger detractors anyway. Bear markets can produce unwarranted declines when investor psychology breaks badly. That's part of today's frustration.

During first half of 2002, in your Fund portfolio of approximately 80 holdings, we took initial positions in 20 new stocks and beefed up weightings in some 21 others. We sold outright 17 holdings and to help control risk either trimmed or peeled the profit onion in some 14 others. Our new holdings were generally away from Technology, as the waiting period to final demand recovery continues to slip unacceptably ong into the future. Our new purchases were quite eclectic, bottom-up derived, one-off situations that our research suggests will prosper in the slow, uneven recovery. Naturally, we believe all are sound, inefficiently-valued, growing businesses with reliable accounting and shareholder-oriented, honorable management. We have met with and vetted all these companies in depth. By and large, we also believe that they have special positive features not appropriately perceived or valued by other investors. Your entire Kalmar team is working intensively in this very tough market environment.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

INVESTMENT OUTLOOK.

In his 1995 book,  Trust:  The Social  Virtues and the  Creation of  Prosperity,
Francis Fukuyama identified the hidden lubricant of successful free market economies. Rich, dynamic societies have high levels of trust among their participants and strong social institutions. Unsuccessful, poor societies don't. An investor confidence crisis substantially stemming from the corporate scandals of the last six months and the widespread dishonesty and deception they revealed is severely demoralizing equity markets -- and creating much ofthe seeming disconnect between a recovering economy and a sinking stock market. After all, P/E's and valuation levels are critical reflections of confidence, not only for individual stocks but also for the market as a whole.

Recently, the market has been behaving far worse than we would have guessed. As June moved into July, the US and world markets took on an even uglier, more emotional, panic-stricken life of their own. We are experiencing a structural bear market that at the very least is washing out the last vestiges of the late 1990's bubble mania excesses. The pain being caused is more than enough if that's all this market decline is about?

The real worry would be that this nasty stock market is in fact discounting an ugly forthcoming turn of events, perhaps a serious double dip recession. Remember that no one can predict the economic future with certainty -- with respect, not even Alan Greenspan.

Staying cognizant of this, Kalmar believes that the odds of such an ugly outcome continue to be low and that the resilience of the U.S. economy and the American consumer will likely prove themselves once again. At the same time, we recognize that -- compared with the situation a few months ago -- the economic risks are now more to the downside. In effect, the very ugliness of the market and the confidence crisis so evidently at work will have further reduced the outlook for the already slow, uneven recovery.

It seems highly probable that consumers, with their confidence rocked by corporate scandal, with historically high debt levels, and a new car already in the driveway after years of heavy spending plus recent zero interest financing, will feel the need to raise their savings rates. If they continue to see their (or their neighbors) retirement funds tied to the stock market erode meaningfully further, they may raise savings more precipitously. Such a savings rate adjustment has indeed been happening gradually over the last year already and would have impacted the economy harder had it not been for the mortgage refinance and home price boom we have been experiencing.

With the important caveats that the scandals fade as we expect, that the now slower recovery maintains forward progress, and that corporate earnings power continues to gradually improve, the stock market should itself stabilize and move ahead. However, we believe it will do this in a "prove it to me" fashion -- sharp rallies notwithstanding -- and that the healing process will likely be gradual. Thus, with the market already as oversold as we have ever experienced in 35 years, Kalmar becomes nervously more optimistic long-term as the market falls.

The macro-economy and corporate earnings fundamentals are normally the horse that pulls the market's cart in its discounting role. In the bubble mania blow off, the market got its cart way ahead of the horse's fundamentals in a wildly overoptimistic speculative way. Our belief is that the market's cart is once again ahead of the horse's fundamentals in its present extreme pessimism. There is, however, a definite real world feedback loop at both optimistic and pessimistic market extremes, which we must take into consideration in balancing our portfolio strategy. Kalmar will stay attentive to those risks in the months ahead.

             KALMAR
             POOLED
         INVESTMENT
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             REPORT FROM MANAGEMENT -- CONTINUED

Meanwhile, a lot of healthy babies in your portfolio are being thrown out with other investors' bath water. That is not fun, nor is it rationally justified. This will make your Fund's short run return numbers unpleasant reading -- even if the market does represent a sensational long-term opportunity at these depressed levels -- which we believe.

Don't lose heart. Investing is a long-term game, and you have proven, successful veterans in your court with the experience, skills, research capability, and common sense to succeed handsomely on your behalf over time.

                                                Yours Faithfully,

                                                /s/ FORD B. DRAPER

                                                Ford B. Draper, Jr., President
                                                KALMAR INVESTMENT ADVISERS



                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAHIC

       KALMAR POOLED INVESTMENT TRUST--SMALL CAP "GROWTH-WITH-VALUE" FUND
                GROWTH OF $10,000 VS. THE RUSSELL 2000 INDEX AND
                       THE LIPPER SMALL CAP GROWTH INDEX

                                                  AVERAGE
                                               ANNUAL RETURNS
                                          -----------------------
                              Six                        Since
                             Months        1 Year      Inception*
                             ------        ------      ----------
Kalmar Small Cap Fund        (4.17)%       (4.90)%       9.26%
Russell 2000                 (4.71)%       (8.60)%       7.13%
Lipper Small Cap Growth     (14.74)%      (21.60)%       6.53%

4/11/97            $10,000            $10,000            $10,000
6/97                12,040             11,530             11,756
9/97                14,880             13,246             13,728
12/97               14,635             12,802             12,562
3/98                15,746             14,090             13,981
6/98                14,891             13,433             13,470
9/98                11,825             10,727             10,256
12/98               13,513             12,476             12,683
3/99                11,750             11,799             12,270
6/99                13,513             13,634             14,019
9/99                12,787             12,772             14,273
12/99               14,324             15,128             20,440
3/00                16,247             16,200             24,100
6/00                17,176             15,587             22,810
9/00                17,689             15,760             22,450
12/00               16,573             14,671             18,754
3/01                14,500             13,717             15,215
6/01                16,701             15,677             17,751
9/01                13,451             12,417             13,308
12/01               16,573             15,036             16,322
3/02                16,766             15,635             15,034
6/02                15,883             14,329             13,917

* The Fund commenced operations on April 11, 1997.

PLEASE BEAR IN MIND THAT INVESTING IN SMALL COMPANIES' STOCKS CAN INVOLVE HIGHER RISK AND VOLATILITY THAN THOSE OF LARGER COMPANIES. THE RUSSELL 2000 IS AN
UNMANAGED STOCK MARKET INDEX WITHOUT ANY ASSOCIATED EXPENSES AND ITS RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDENDS. THE LIPPER SMALL CAP GROWTH FUND INDEX IS CALCULATED USING A WEIGHTED AGGREGATE COMPOSITE INDEX FORMULA WHICH IS REBASED ANNUALLY. ALSO, PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY PFPC DISTRIBUTORS, INC.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             SCHEDULE OF INVESTMENTS (UNAUDITED)
                                                                   JUNE 30, 2002

                                                                             MARKET
                                                                             VALUE
                                                              SHARES        (NOTE 2)
                                                            ----------    ------------
COMMON STOCK -- 99.3%

BUSINESS EQUIPMENT & SERVICES -- 21.9%
         BUSINESS EQUIPMENT & SERVICES -- 17.9%
         Acxiom Corp.* ...................................     265,070    $  4,636,074
         Armor Holdings, Inc.* ...........................     154,650       3,943,575
         ChoicePoint, Inc.* ..............................     142,333       6,471,882
         ClearOne Communications, Inc.* ..................      37,600         553,848
         Excel Technology, Inc.* .........................      71,800       1,507,800
         Insight Enterprises, Inc.* ......................     210,037       5,290,832
         MAXIMUS, Inc.* ..................................     146,250       4,636,125
         Mobile Mini, Inc.* ..............................     107,250       1,833,975
         NCO Group, Inc.* ................................      42,650         942,139
         SOURCECORP, Inc.* ...............................     130,550       3,459,575
         SRA International, Inc. (A Shares)* .............      25,000         674,500
                                                                          ------------
                                                                            33,950,325
                                                                          ------------
         SOFTWARE SERVICES -- 4.0%
         Answerthink, Inc.* ..............................     121,100         458,969
         Digitas, Inc.* ..................................      16,900          76,878
         Fair, Isaac & Co., Inc. .........................      76,050       2,499,763
         First Consulting Group, Inc.* ...................     162,800       1,400,080
         Keane, Inc.* ....................................     179,950       2,231,380
         MCSi, Inc.* .....................................      80,100         900,244
                                                                          ------------
                                                                             7,567,314
                                                                          ------------
         TOTAL BUSINESS EQUIPMENT & SERVICES .........................      41,517,639
                                                                          ------------
CAPITAL GOODS -- 8.6%
         CAPITAL EQUIPMENT -- 1.5%
         Actuant Corp. (A Shares)* .......................      66,589       2,746,796
                                                                          ------------
         CONSTRUCTION MATERIALS -- 0.7%
         Insituform Technologies, Inc. (A Shares)* .......      63,500       1,344,930
                                                                          ------------
         ELECTRICAL EQUIPMENT -- 0.4%
         Richardson Electronics, Ltd. ....................      64,300         689,939
                                                                          ------------
         INDUSTRIAL SERVICES -- 4.3%
         Benchmark Electronics, Inc.* ....................     158,450       4,595,050
         Harsco Corp. ....................................      63,100       2,366,250
         Plexus Corp.* ...................................      70,500       1,276,050
                                                                          ------------
                                                                             8,237,350
                                                                          ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                        6

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                SCHEDULE OF INVESTMENTS (UNAUDITED) -- CONTINUED
                                                                   JUNE 30, 2002

                                                                             MARKET
                                                                             VALUE
                                                              SHARES        (NOTE 2)
                                                            ----------    ------------
         MANUFACTURING-SPECIALITY -- 0.5%
         Lydall, Inc.* ...................................      67,000    $  1,021,750
                                                                          ------------
         METAL FABRICATION -- 1.2%
         NCI Building Systems, Inc.* .....................     128,600       2,289,080
                                                                          ------------
         TOTAL CAPITAL GOODS .........................................      16,329,845
                                                                          ------------
CONSUMER NON-DURABLES -- 3.8%
         BEVERAGES -- 1.9%
         Constellation Brands, Inc. (A Shares)* ..........     112,300       3,593,600
                                                                          ------------
         FOOD & RELATED -- 1.9%
         Performance Food Group Co.* .....................     106,400       3,602,704
                                                                          ------------
         TOTAL CONSUMER NON-DURABLES .................................       7,196,304
                                                                          ------------
CONSUMER SERVICES -- 1.1%
         BROADCASTING -- 1.1%
         Hispanic Broadcasting Corp.* ....................      80,625       2,104,312

                                                                          ------------
         TOTAL CONSUMER SERVICES .....................................       2,104,312
                                                                          ------------
ENERGY -- 5.7%
         PETROLEUM - DOMESTIC -- 4.6%
         Chesapeake Energy Corp.* ........................     239,100       1,721,520
         Evergreen Resources, Inc.* ......................      80,400       3,417,000
         Ultra Petroleum Corp.* ..........................     334,550       2,539,235
         XTO Energy, Inc. ................................      52,000       1,071,200
                                                                          ------------
                                                                             8,748,955
                                                                          ------------
         PETROLEUM - SERVICES -- 1.1%
         National-Oilwell, Inc.* .........................      62,600       1,317,730
         Offshore Logistics, Inc.* .......................      36,100         862,429
                                                                          ------------
                                                                             2,180,159
                                                                          ------------
         TOTAL ENERGY ................................................      10,929,114
                                                                          ------------
FINANCIAL SERVICES -- 2.2%
         FINANCE COMPANIES -- 1.6%
         AmeriCredit Corp.* ..............................     107,900       3,026,595
                                                                          ------------
         STATE & NATIONAL BANKS -- 0.6%
         Umpqua Holdings Corp. ...........................      59,050       1,091,244
                                                                          ------------
         TOTAL FINANCIAL SERVICES ....................................       4,117,839
                                                                          ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                       7

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                SCHEDULE OF INVESTMENTS (UNAUDITED) -- CONTINUED
                                                                   JUNE 30, 2002

                                                                             MARKET
                                                                             VALUE
                                                              SHARES        (NOTE 2)
                                                            ----------    ------------
HEALTHCARE -- 13.8%
         HEALTHCARE - DRUGS -- 5.8%
         Barr Laboratories, Inc.* ........................      70,350    $  4,469,336
         Charles River Laboratories International, Inc.* .      92,400       3,238,620
         SICOR, Inc.* ....................................     182,000       3,374,280
                                                                          ------------
                                                                            11,082,236
                                                                          ------------
         HEALTHCARE - GENERAL -- 5.7%
         DENTSPLY International, Inc. ....................      44,300       1,635,113
         Haemonetics Corp.* ..............................     110,300       3,220,760
         MIM Corp.* ......................................     150,900       1,824,381
         Respironics, Inc.* ..............................     122,750       4,179,637
                                                                          ------------
                                                                            10,859,891
                                                                          ------------
         HOSPITAL SUPPLIES & MANAGEMENT -- 1.8%
         Community Health Systems, Inc.* .................     124,150       3,327,220
                                                                          ------------
         MEDICAL LABORATORIES -- 0.5%
         Covance, Inc.* ..................................      54,950       1,030,313
                                                                          ------------
         TOTAL HEALTHCARE ............................................      26,299,660
                                                                          ------------
MANUFACTURING -- 1.2%
         BUILDING & CONSTRUCTION MATERIALS -- 1.2%
         Elcor Corp. .....................................      81,550       2,230,393
                                                                          ------------
         TOTAL MANUFACTURING .........................................       2,230,393
                                                                          ------------
MULTIPLE INDUSTRY -- 3.0%
         MULTIPLE INDUSTRY -- 3.0%
         Pentair, Inc. ...................................     118,500       5,697,480
                                                                          ------------
         TOTAL MULTIPLE INDUSTRY .....................................       5,697,480
                                                                          ------------
RAW MATERIALS -- 2.4%
         CHEMICALS - SPECIALTY -- 2.4%
         CUNO, Inc.* .....................................      48,750       1,763,775
         Rogers Corp.* ...................................     105,400       2,878,474
                                                                          ------------
         TOTAL RAW MATERIALS .........................................       4,642,249
                                                                          ------------
RETAIL -- 21.0%
         RESTAURANTS -- 4.9%
         Buca, Inc.* .....................................     105,600       2,011,680
         CEC Entertainment, Inc.* ........................      46,500       1,920,450
         RARE Hospitality International, Inc.* ...........      94,250       2,537,210
         Ruby Tuesday, Inc. ..............................     146,200       2,836,280
                                                                          ------------
                                                                             9,305,620
                                                                          ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                        8

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                SCHEDULE OF INVESTMENTS (UNAUDITED) -- CONTINUED
                                                                   JUNE 30, 2002

                                                                             MARKET
                                                                             VALUE
                                                              SHARES        (NOTE 2)
                                                            ----------    ------------
         RETAIL - GENERAL MERCHANDISE -- 4.8%
         Cost Plus, Inc.* ................................     150,000    $  4,587,000
         Fred's, Inc. ....................................     124,337       4,573,115
                                                                          ------------
                                                                             9,160,115
                                                                          ------------
         RETAIL - MAIL ORDER -- 0.6%
         MSC Industrial Direct Co. (A Shares)* ...........      53,700       1,047,150
                                                                          ------------
         RETAIL SPECIALTY STORE -- 10.7%
         Christopher & Banks Corp.* ......................      46,050       1,947,915
         Michaels Stores, Inc.* ..........................     143,050       5,578,950
         PETsMART, Inc.* .................................     414,350       6,608,882
         Tractor Supply Co.* .............................      55,750       3,957,693
         Whitehall Jewellers, Inc.* ......................     109,850       2,279,387
                                                                          ------------
                                                                            20,372,827
                                                                          ------------
         TOTAL RETAIL ................................................      39,885,712
                                                                          ------------
TECHNOLOGY -- 12.8%
         AEROSPACE & DEFENSE -- 0.5%
         EDO Corp. .......................................      35,400       1,008,900
                                                                          ------------
         COMMUNICATIONS EQUIPMENT -- 5.2%
         ADTRAN, Inc.* ...................................     113,800       2,162,086
         Intrado, Inc.* ..................................      52,000       1,006,720
         Pinnacle Systems, Inc.* .........................     212,550       2,146,755
         Polycom, Inc.* ..................................     159,950       1,917,801
         Somera Communications, Inc.* ....................     227,108       1,621,551
         Tekelec* ........................................     138,750       1,114,162
                                                                          ------------
                                                                             9,969,075
                                                                          ------------
         COMPUTERS - PERIPHERALS -- 4.0%
         Cognos, Inc.* ...................................      96,100       2,132,459
         Dendrite International, Inc.* ...................      89,300         863,531
         Progress Software Corp.* ........................     123,150       1,886,658
         SPSS, Inc.* .....................................      81,800       1,271,172
         Symantec Corp.* .................................      41,850       1,374,772
                                                                          ------------
                                                                             7,528,592
                                                                          ------------
         ELECTRONIC INSTRUMENTS -- 3.1%
         FEI Co.* ........................................     110,600       2,710,806

         Gentex Corp.* ...................................     113,350       3,113,725
                                                                          ------------
                                                                             5,824,531
                                                                          ------------
         TOTAL TECHNOLOGY ............................................      24,331,098
                                                                          ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                        9

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                SCHEDULE OF INVESTMENTS (UNAUDITED) -- CONTINUED
                                                                   JUNE 30, 2002

                                                                             MARKET
                                                                             VALUE
                                                              SHARES        (NOTE 2)
                                                            ----------    ------------
TRANSPORTATION -- 1.8%
         AIR TRANSPORTATION -- 1.0%
         SkyWest, Inc. ...................................      82,800    $  1,936,692
                                                                          ------------
         TRUCKING, EXCEPT LOCAL -- 0.8%
         P.A.M. Transportation Services, Inc.* ...........      59,100       1,419,582
                                                                          ------------
         TOTAL TRANSPORTATION ........................................       3,356,274
                                                                          ------------
         TOTAL COMMON STOCK (Cost $151,074,969) ......................     188,637,919
                                                                          ------------

MONEY MARKET SECURITIES -- 5.4%

MONEY MARKET FUNDS -- 5.4%
         Temporary Investment Cash Fund ..................   5,139,492       5,139,492
         Temporary Investment Fund .......................   5,139,492       5,139,492
                                                                          ------------
         TOTAL MONEY MARKET SECURITIES (Cost $10,278,984) ............      10,278,984
                                                                          ------------

         TOTAL INVESTMENTS (Cost $161,353,953)+ -- 104.7% ............     198,916,903

         OTHER ASSETS & LIABILITIES -- (4.7)% ........................      (8,942,945)
                                                                          ------------

         NET ASSETS -- 100.0% ........................................    $189,973,958
                                                                          ============

* Non-income producing security

+ The cost for federal income tax purposes was $161,099,869. At June 30, 2002, net unrealized appreciation was $37,817,034. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $48,429,631, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,612,597.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             STATEMENT OF ASSETS AND LIABILITIES

                                                                            AS OF
                                                                         JUNE 30, 2002
                                                                          (UNAUDITED)
                                                                         -------------
ASSETS:
Investment in securities, at market value
   (Cost $161,353,953) ............................................      $198,916,903
Receivables for:
   Dividends and interest .........................................            21,907
   Investment securities sold .....................................         3,708,972
Other assets ......................................................               150
                                                                         ------------
   Total Assets ...................................................       202,647,932
                                                                         ------------

LIABILITIES:
Payables for:
   Capital shares redeemed ........................................        12,437,491
Due to Advisor ....................................................           168,551
Accrued expenses ..................................................            67,932
                                                                         ------------
   Total Liabilities ..............................................        12,673,974
                                                                         ------------
NET ASSETS ........................................................      $189,973,958
                                                                         ============

NET ASSETS CONSISTED OF:
Shares of beneficial interest .....................................      $    153,087
Additional paid-in capital ........................................       148,467,039
Net investment loss ...............................................        (1,065,342)
Accumulated net realized gain on investments ......................         4,856,224
Net unrealized appreciation on investments ........................        37,562,950
                                                                         ------------

NET ASSETS FOR 15,308,700 SHARES OUTSTANDING ......................      $189,973,958
                                                                         ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
($189,973,958/15,308,700 outstanding shares of beneficial interest,
   $0.01 par value, unlimited authorized shares) ..................            $12.41
                                                                               ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                                         STATEMENT OF OPERATIONS

                                                                             FOR THE
                                                                         SIX-MONTH PERIOD
                                                                        ENDED JUNE 30, 2002
                                                                            (UNAUDITED)
                                                                        -------------------
INVESTMENT INCOME:
   Dividends .........................................................      $    111,575
   Interest ..........................................................            72,727
                                                                            ------------
   Total Income ......................................................           184,302
                                                                            ------------

EXPENSES:
   Advisory fee (Note 4) .............................................         1,032,504
   Accounting and Administration fee (Note 4) ........................           116,157
   Transfer agent fee ................................................            14,481
   Shareholder reports ...............................................             8,241
   Custodian fee .....................................................            10,079
   Legal .............................................................            23,102
   Trustee's fee .....................................................             8,565
   Registration fee ..................................................            17,367
   Audit .............................................................             8,885
   Amortization of organizational expense ............................             1,574
   Miscellaneous .....................................................             8,689
                                                                            ------------
      Total Expenses .................................................         1,249,644
                                                                            ------------

NET INVESTMENT LOSS ..................................................        (1,065,342)
                                                                            ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on investments ..................................         5,967,327
   Net change in unrealized appreciation/(depreciation) on investments       (13,729,598)
                                                                            ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ......................        (7,762,271)
                                                                            ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................      $ (8,827,613)
                                                                            ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

             KALMAR
             POOLED
         INVESTMENT
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE
                                                           SIX-MONTH PERIOD     FOR THE FISCAL
                                                         ENDED JUNE 30, 2002      YEAR ENDED
                                                              (UNAUDITED)      DECEMBER 31, 2001
                                                         -------------------   -----------------
OPERATIONS:
   Net investment loss ................................      $ (1,065,342)       $ (1,924,956)
   Net realized gain/(loss) on investment transactions          5,967,327          (3,994,806)
   Change in net unrealized appreciation/(depreciation)
      on investments ..................................       (13,729,598)          6,112,640
                                                             ------------        ------------
      Net increase/(decrease) in net assets resulting
         from operations ..............................        (8,827,613)            192,878
                                                             ------------        ------------

DISTRIBUTION TO SHAREHOLDERS:
   Net realized gains .................................                --                  --
                                                             ------------        ------------

SHARE TRANSACTIONS (A):
   Receipt from shares sold ...........................        10,651,344          21,259,204
   Receipt from shares reinvested .....................                --                  --
   Shares redeemed ....................................       (19,947,146)        (27,297,951)
                                                             ------------        ------------
      Net decrease in net assets from Fund share
         transactions .................................        (9,295,802)         (6,038,747)
                                                             ------------        ------------

TOTAL DECREASE IN NET ASSETS ..........................       (18,123,415)         (5,845,869)

NET ASSETS:
   Beginning of period ................................       208,097,373         213,943,242
                                                             ------------        ------------
   End of period ......................................      $189,973,958        $208,097,373
                                                             ============        ============

(A) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
   Shares sold ........................................           829,342           1,798,273
   Shares reinvested ..................................                --                  --
   Shares redeemed ....................................        (1,589,982)         (2,250,666)
                                                             ------------        ------------
   Net decrease in shares .............................          (760,640)           (452,393)

   Shares outstanding - Beginning of period ...........        16,069,340          16,521,733
                                                             ------------        ------------
   Shares outstanding - End of period .................        15,308,700          16,069,340
                                                             ============        ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                                            FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                        FOR THE                                                                    FOR THE PERIOD
                                       SIX-MONTH                      FOR THE FISCAL YEAR ENDED                    APRIL 11, 1997+
                                      PERIOD ENDED   -----------------------------------------------------------      THROUGH
                                     JUNE 30, 2002   DECEMBER 31,     DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                      (UNAUDITED)        2001             2000          1999           1998             1997
                                     -------------   ------------     ------------  ------------    ------------   ---------------
Net asset value at beginning
   of period .................          $  12.95       $  12.95         $  13.41      $  12.65        $  13.70        $  10.00
                                        ========       ========         ========      ========        ========        ========
INVESTMENT OPERATIONS
Net investment loss ..........            (0.07)         (0.12)           (0.11)        (0.11)          (0.07)          (0.04)
Net realized and
   unrealized gain/(loss) on
   investments ...............            (0.47)           0.12             2.24          0.87          (0.98)            4.66
                                        --------       --------         --------      --------        --------        --------
      Total from investment
         operations ..........            (0.54)             --             2.13          0.76          (1.05)            4.62
                                        --------       --------         --------      --------        --------        --------
DISTRIBUTIONS
From net realized gain on
   investments ...............                --             --           (2.59)            --              --          (0.57)
In excess of net realized gain
   on investments ............                --             --               --            --              --          (0.35)
                                        --------       --------         --------      --------        --------        --------
      Total distributions ....                --             --           (2.59)            --              --          (0.92)
                                        --------       --------         --------      --------        --------        --------
Net asset value at end of
   period ....................          $  12.41       $  12.95         $  12.95      $  13.41        $  12.65        $  13.70
                                        ========       ========         ========      ========        ========        ========
Total return .................           (4.17)%          0.00%           15.70%         6.01%         (7.66)%          46.35%

RATIOS (TO AVERAGE NET ASSETS)
   Expenses ..................             1.21%*         1.23%            1.22%         1.25%           1.24%           1.25%*++
   Net investment income .....           (1.03)%*       (0.96)%          (0.82)%       (0.78)%         (0.52)%         (0.51)%*++
Portfolio turnover rate ......            23.31%         47.38%           63.67%        52.49%          27.41%          34.39%
Net assets at end of period
   (000 omitted) .............          $189,974       $208,097         $213,943      $195,290        $237,540        $226,706

*  Annualized.

+  Commencement of Operations.

++ Rodney Square Management Corporation, the Fund's prior administrator and accounting agent, waived a portion of its administration and accounting fees for the period ended December 31, 1997. If these expenses had been incurred by the Fund, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1997 would have been 1.32%.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. The Kalmar "Growth-With-Value" Small Cap Fund (the "Fund") is a series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware business trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2.  SIGNIFICANT   ACCOUNTING  POLICIES.  The  following  is  a  summary  of  the significant accounting policies of the Fund.

SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax has been provided. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 2001, a net investment loss of $1,924,956 was reclassified into paid in capital. Additionally, $2,995,558 was reclassified into paid in capital due to a permanent difference between the tax realized capital loss of $999,248 and book realized capital loss of $3,994,806. This permanent difference was the result of securities being sold that had a permanent book and tax cost basis difference, which was caused by transfers in-kind (see "transfers in-kind").

At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                       $        --
     Capital loss carryovers                               1,036,883
     Unrealized appreciation/depreciation                 51,475,412
                                                         -----------
                                                         $52,512,295
                                                         ===========

The capital loss carryforward will expire on December 31, 2009.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
     SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

TRANSFERS IN-KIND. Upon the Fund's commencement of investment operations, a number of separately managed accounts managed by Kalmar Investment Advisers transferred to the fund appreciated securities in exchange for Fund shares. These exchanges were conducted on a tax free basis, whereby for purposes of accounting principles generally accepted in the United States of America, the book cost of any securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. For tax purposes, the cost of those securities transferred in-kind to the Fund is equal to the historical cost and tax cost to the Fund. This permanent book/tax difference will cause a difference in book realized capital gains and losses and tax realized capital gains and losses. These differences will be reclassified into paid in capital when realized.

OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3.  PURCHASES  AND SALES OF INVESTMENT  SECURITIES.  During the six months ended
June  30,  2002,  purchases  and  sales  of  investment   securities  (excluding
short-term investments) aggregated as follows:

           Purchases ..................................      $46,175,949
           Sales ......................................       52,104,123

4. INVESTMENT ADVISORY FEE AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers (the "Adviser") as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust.

PFPC Inc. serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

PFPC Trust Company serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Certain Trustees and officers of the Trust are also officers of the Adviser. Such Trustees and officers are not paid any fees by the Trust for serving as Trustees or officers of the Trust.

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM


                              SHAREHOLDER SERVICES
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


                                    CUSTODIAN
                               PFPC TRUST COMPANY
                               THE EASTWICK CENTER
                               8800 TINICUM BLVD.
                             PHILADELPHIA, PA 19153


                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799


                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                           PHILADELPHIA, PA 19103-7042

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM


KL12 - 6/02